Exhibit 99.2

FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2007

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics. We suggest that the notes to this supplement are read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

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Notes to Financial Supplement

Presentation

Stock Option Investigation

On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices. On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee. We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments. No such amounts were recorded beyond the 2005 periods, as we accelerated the vesting of all unvested outstanding stock options as of December 31, 2005 to mitigate compensation expense we would have had to record upon the effectiveness of SFAS 123R . The restatement did not affect our statements of operations or segment results for the 2006 or 2007 periods.

Professional Fees

For the three and nine months ended September 30, 2007, we recorded $2.6 million and $17.7 million, respectively, of professional fees as a direct result of the ongoing stock option investigation. In addition, approximately $4.1 million and $4.2 million of professional fees related to the stock option investigation were included in three and nine months ended September 30, 2006, respectively. These costs were recorded as a component of “office and general” expenses and primarily relate to legal costs and other professional fees. In addition, we have incurred costs related to litigation, the informal investigation by the SEC and the investigation by the United States Attorney for the Southern District of New York.

We expect to continue to incur significant professional fees related to the ongoing stock option investigation. While we cannot quantify or estimate the timing of these costs throughout 2007 and into the future, they primarily relate to legal fees paid on behalf of former employees and former members of senior management, fees paid in defense of shareholder litigation and potential fines, damages or settlements.

Severance

Included in our operating results for the three month period ended June 30, 2007, is approximately $15.8 million of severance charges related to executive officers who departed the Company in the second quarter of 2007. Of the $15.8 million, approximately $12.8 million is non-cash and relates to the acceleration of equity awards. The severance is recorded as component of “Salaries and Related” and the acceleration of equity awards is recorded as a component of “Amortization of restricted stock and RSU’s” in our Financial Supplement.

Restructuring Actions

On July 30, 2007, we announced a series of strategic restructuring actions that are intended to position us for sustainable long-term growth in the rapidly evolving global online recruitment advertising industry.

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The restructuring plan includes an anticipated reduction in the current workforce by approximately 800 associates, or 15% of our full-time staff, beginning immediately and into 2008. We anticipate the majority of the reductions will occur by the end of this year. The plan also includes fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring is intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion.

As a result of the restructuring initiatives, we expect to record a cumulative pre-tax charge within the range of $55 million to $70 million, beginning in the third quarter of 2007 and into 2008. The breakdown of the expected pre-tax cumulative charge is as follows:

Category	Range

Employee Severance	$26 million – $33 million
Fixed Asset Write-Offs	$6 million – $8 million
Accelerated Depreciation	$8 million – $11 million
Consolidation of Office Facilities	$6 million – $8 million
Other (Contract termination costs, relocation costs and professional fees)	$9 million – $10 million

For the three months ended September 30, 2007, we recorded $11.2 million of expenses for the restructuring actions, including $10.0 million for employee severance related to approximately 280 employees.

Security Breach

In August 2007, we announced a security breach related to unauthorized access to our resume database. We have taken measures to remediate the breach and assist any affected customers. For the three months ended September 30, 2007, we recorded $5.7 million of expenses for the remediation of the security breach. We expect to incur additional costs in the fourth quarter, however, the amount and the timing of such costs cannot be estimated.

Certain reclassifications of prior year amounts have been made for consistent presentation.

(1) Non-GAAP financial measures

Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures, provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: ongoing costs associated with the stock option investigations, related litigation and potential fines or settlements (“Stock option investigation”); severance costs for former executive officers incurred in the second quarter of 2007 (“Executive commitments”); costs associated with the remediation of a recent database security breach (“Security Breach”); and the strategic restructuring actions initiated in the third quarter of 2007 (“Restructuring”). The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s

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incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures. As a result of the adoption SFAS 123(R) in 2006, free cash flow amounts in 2004 and 2005 have been adjusted to exclude the income tax benefits on stock option exercises. Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Marketable securities) / Total shares outstanding

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Monster Worldwide, Inc.

Statements of Operations

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	9M 2006	9M 2007

Monster Careers	$178,931	$192,982	$224,589	$237,190	$244,292	$258,260	$290,223	$291,326	$296,996	$706,071	$878,545
Internet Advertising & Fees	27,903	30,830	32,447	37,979	41,563	40,356	38,805	39,823	40,148	111,989	118,776
Revenue	206,834	223,812	257,036	275,169	285,855	298,616	329,028	331,149	337,144	818,060	997,321

Salary and related	81,820	85,819	89,524	95,439	103,895	112,172	117,985	129,037	125,275	288,858	372,297
Office and general	28,831	31,405	36,973	32,672	42,025	50,007	60,436	53,033	58,754	111,670	172,223
Marketing and promotion	46,074	53,633	65,799	73,212	68,077	66,418	78,069	78,045	76,348	207,088	232,462
Restructuring and other special charges	—	—	—	—	—	—	—	—	11,155	—	11,155
Depreciation expense	5,967	6,292	7,097	8,586	7,323	7,895	8,285	9,827	10,886	23,006	28,998
Amortization of restricted stock and RSU Plan	540	693	2,029	3,423	2,943	2,424	4,176	17,069	2,871	8,395	24,116
Non-cash stock option expense	6,601	425	—	—	—	—	186	47	104	—	337
Amortization of intangibles	2,179	2,832	2,675	2,569	1,765	1,870	1,696	1,716	1,739	7,009	5,151
Operating expenses	172,012	181,099	204,097	215,901	226,028	240,786	270,833	288,774	287,132	646,026	846,739

Operating income	34,822	42,713	52,939	59,268	59,827	57,830	58,195	42,375	50,012	172,034	150,582
Interest and other, net(1)	684	3,804	3,130	3,940	5,012	6,398	5,304	6,912	6,288	12,082	18,504
Income from cont. operations, pre-tax	35,506	46,517	56,069	63,208	64,839	64,228	63,499	49,287	56,300	184,116	169,086

Income taxes	13,015	16,028	20,411	22,077	22,692	22,481	22,352	17,406	19,998	65,180	59,756
Losses in equity interests, net	(641)	(2,180)	(1,241)	(2,284)	(2,054)	(1,517)	(1,420)	(2,966)	(3,074)	(5,579)	(7,460)
Income from continuing operations	21,850	28,309	34,417	38,847	40,093	40,230	39,727	28,915	33,228	113,357	101,870

Income (loss) from disc. operations, net of tax(2)	4,216	7,840	7,845	770	(123,910)	(1,155)	(245)	(299)	73	(115,295)	(471)

Net income (loss)	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$39,482	$28,616	$33,301	$(1,938)	$101,399

Basic earnings (loss) per share:
Income from continuing operations	$0.18	$0.23	$0.27	$0.30	$0.31	$0.31	$0.31	$0.22	$0.26	$0.89	$0.78
Net income (loss)	$0.21	$0.29	$0.33	$0.31	$(0.65)	$0.30	$0.30	$0.22	$0.26	$(0.02)	$0.78

Diluted earnings (loss) per share:
Income from continuing operations	$0.18	$0.22	$0.26	$0.29	$0.31	$0.31	$0.30	$0.22	$0.25	$0.86	$0.77
Net income (loss)	$0.21	$0.28	$0.32	$0.30	$(0.64)	$0.30	$0.30	$0.21	$0.25	$(0.01)	$0.77

Weighted avg. shares outstanding:
Basic shares	122,128	124,348	126,753	128,551	128,484	128,489	129,653	130,542	129,499	127,938	129,893
Diluted shares	124,757	127,418	130,619	132,009	130,827	131,209	132,464	133,121	130,757	131,224	132,044

Global employees (ones)	3,347	3,537	3,785	4,214	4,632	4,854	5,321	5,476	5,149	4,632	5,149
Annualized revenue per average employee	252.1	260.1	280.8	275.2	258.5	251.8	258.7	245.4	253.8	258.5	253.8

(1) - Interest and other, net includes a $2.1 million gain from the sale of a long-term investment and a $1.3 million gain related to an early repayment of a note associated with a disposed company in the fourth quarters of 2005 and 2006, respectively.

(2) - Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North America.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations

(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007

Monster Careers	$664,718	$708,718	$768,534	$833,692	$899,053	$964,331	$1,029,965	$1,084,101	$1,136,805
Internet Advertising & Fees	101,905	109,553	117,239	129,159	142,819	152,345	158,703	160,547	159,132
Revenue	766,623	818,271	885,773	962,851	1,041,872	1,116,676	1,188,668	1,244,648	1,295,937

Salary and related	300,935	316,431	334,673	352,602	374,677	401,030	429,491	463,089	484,469
Office and general	113,062	118,444	126,344	129,881	143,075	161,677	185,140	205,501	222,230
Marketing and promotion	177,682	194,721	212,568	238,718	260,721	273,506	285,776	290,609	298,880
Restructuring and other special charges	—	—	—	—	—	—	—	—	11,155
Depreciation expense	22,410	23,838	25,176	27,942	29,298	30,901	32,089	33,330	36,893
Amortization of restricted stock and RSU Plan	2,681	2,735	3,796	6,685	9,088	10,819	12,966	26,612	26,540
Non-cash stock option expense	14,165	11,885	9,164	7,026	425	—	186	233	337
Amortization of intangibles	9,054	9,585	9,933	10,255	9,841	8,879	7,900	7,047	7,021
Operating expenses	639,989	677,639	721,654	773,109	827,125	886,812	953,548	1,026,421	1,087,525

Operating income	126,634	140,632	164,119	189,742	214,747	229,864	235,120	218,227	208,412
Interest and other, net	572	4,830	8,351	11,558	15,886	18,480	20,654	23,626	24,902
Income from cont. operations, pre-tax	127,206	145,462	172,470	201,300	230,633	248,344	255,774	241,853	233,314

Income taxes	47,346	51,641	61,600	71,531	81,208	87,661	89,602	84,931	82,237
Losses in equity interests, net	(1,217)	(3,397)	(4,429)	(6,346)	(7,759)	(7,096)	(7,275)	(7,957)	(8,977)
Income from continuing operations	78,643	90,424	106,441	123,423	141,666	153,587	158,897	148,965	142,100

Income (loss) from disc. operations, net of tax	2,642	7,770	16,053	20,671	(107,455)	(116,450)	(124,540)	(125,609)	(1,626)

Net income	$81,285	$98,194	$122,494	$144,094	$34,211	$37,137	$34,357	$23,356	$140,474

Basic earnings per share:
Income from continuing operations	$0.65	$0.74	$0.86	$0.98	$1.12	$1.20	$1.23	$1.15	$1.10
Net income	$0.67	$0.80	$0.99	$1.15	$0.27	$0.29	$0.27	$0.18	$1.08

Diluted earnings per share:
Income from continuing operations	$0.64	$0.72	$0.84	$0.96	$1.09	$1.17	$1.21	$1.13	$1.08
Net income	$0.66	$0.79	$0.97	$1.12	$0.26	$0.28	$0.26	$0.18	$1.07

Weighted avg. shares outstanding:
Basic shares	120,801	122,055	123,570	125,445	127,034	128,077	128,794	129,292	129,546
Diluted shares	123,467	125,038	126,494	128,701	130,218	131,247	131,627	131,905	131,888

Monster Worldwide, Inc.

Statements of Cash Flows

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	9M 2006	9M 2007
Cash flows provided by operating activities:
Net income (loss)	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$39,482	$28,616	$33,301	$(1,938)	$101,399
Adjustments to reconcile net income to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	(4,216)	(7,840)	(7,845)	(770)	123,910	1,155	245	299	(73)	115,295	471
Depreciation and amortization	8,146	9,124	9,772	11,155	9,088	9,765	9,981	11,543	12,625	30,015	34,149
Provision for doubtful accounts	2,781	1,807	2,824	1,840	1,841	2,550	2,483	2,630	3,340	6,505	8,453
Tax benefit on stock based compensation (2)	(428)	12,180	—	—	—	—	—	—	—	—	—
Non cash compensation	7,086	640	2,029	3,423	2,943	2,424	4,362	17,116	2,974	8,395	24,452
Common stock issued for matching contribution to 401(k) plan and other	835	973	996	858	—	—	—	—	—	1,854	—
Deferred income taxes	4,543	9,762	6,736	2,593	(815)	2,267	2,100	(7,605)	2,808	8,514	(2,697)
Gain on disposal of assets	—	—	—	—	—	—	—	(572)	(2)	—	(574)
Loss in equity interests and other, net	366	2,641	1,235	2,284	2,056	1,522	1,420	2,966	3,074	5,575	7,460
Changes in assets and liabilities, net of business combinations:
Accounts receivable	(14,099)	(75,510)	(3,062)	(21,388)	(24,072)	(122,790)	25,170	(4,804)	13,699	(48,522)	34,065
Prepaid and other	1,800	(8,617)	(1,492)	(8,248)	(14,542)	2,465	(2)	(4,202)	(8,007)	(24,282)	(12,211)
Deferred revenue	2,195	79,779	15,900	5,544	(2,328)	97,440	5,691	2,360	(17,515)	19,116	(9,464)
Accounts payable, accrued expenses and other liabilities	24,301	(6,443)	8,377	24,478	48,418	12,739	(8,950)	7,163	26,537	81,273	24,750
Net cash provided by (used for) operating activities of discontinued operations	6,960	6,304	4,326	1,342	16,168	(4,053)	(2,983)	(2,349)	74	21,836	(5,258)
Total adjustments	40,270	24,800	39,796	23,111	162,667	5,484	39,517	24,545	39,534	225,574	103,596
Net cash provided by operating activities	66,336	60,949	82,058	62,728	78,850	44,559	78,999	53,161	72,835	223,636	204,995

Cash flows provided by (used for) investing activities:
Capital expenditures	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(15,602)	(10,601)	(38,368)	(47,815)
Purchase of marketable securities	—	(118,461)	(334,990)	(608,773)	(404,703)	(373,959)	(365,031)	(317,555)	(327,250)	(1,348,466)	(1,009,836)
Sale and maturities of marketable securities	—	—	238,001	406,537	321,390	342,351	311,662	277,903	446,418	965,928	1,035,983
Payments for acquisitions and intangible assets, net of cash acquired	(884)	(96,598)	(1,450)	(16,832)	(631)	(688)	(1,664)	(142)	(133)	(18,913)	(1,939)
Investment in unconsolidated affiliate	—	—	(19,936)	—	—	—	—	—	—	(19,936)	—
Sale of long-term investment	125	2,713	—	—	—	—	—	—	—	—	—
Net proceeds from sale of business	(658)	1,000	—	32,950	36,205	—	—	—	—	69,155	—
Cash funded to equity investee	—	—	—	(4,800)	(2,400)	(2,800)	(2,500)	(1,600)	(5,900)	(7,200)	(10,000)
Net cash used for investing activities of discontinued operations	(1,307)	(727)	(2,469)	—	(455)	—	—	—	—	(2,924)	—
Net cash provided by (used for) investing activities	(9,960)	(227,056)	(130,260)	(207,045)	(63,419)	(52,334)	(79,145)	(56,996)	102,534	(400,724)	(33,607)

Cash flows provided by financing activities:
Net borrowings (payments) under line of credit and capital lease obligations	(302)	323	(276)	(87)	(130)	322	—	—	(58)	(493)	(58)
Payments on acquisition debt	(1,381)	—	(22,205)	(7,480)	—	440	(16,310)	(5,552)	—	(29,685)	(21,862)
Proceeds from the exercise of employee stock options	23,323	57,317	59,594	31,571	60	1,038	43,395	10,006	651	91,225	54,052
Excess tax benefits from stock option exercises (2)	—	—	11,275	6,049	16	632	6,486	5,857	1,611	17,340	13,954
Repurchase of common stock	—	(7,906)	(8,537)	(5,879)	—	(318)	(3,326)	(6,716)	(154,692)	(14,416)	(164,734)
Structured stock repurchase	—	—	(22,758)	—	—	—	—	—	—	(22,758)	—
Net cash provided by (used for) financing activities	21,640	49,734	17,093	24,174	(54)	2,114	30,245	3,595	(152,488)	41,213	(118,648)

Effects of exchange rates on cash	(125)	(739)	547	1,167	352	1,553	963	1,037	3,795	2,066	5,795

Net increase (decrease) in cash and cash equivalents	77,891	(117,112)	(30,562)	(118,976)	15,729	(4,108)	31,062	797	26,676	(133,809)	58,535
Cash and cash equivalents, beginning of period	235,818	313,709	196,597	166,035	47,059	62,788	58,680	89,742	90,539	196,597	58,680
Cash and cash equivalents, end of period	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680	$89,742	$90,539	$117,215	$62,788	$117,215

Non - GAAP Free cash flow (1):
Net cash provided by operating activities	$66,336	$60,949	$82,058	$62,728	$78,850	$44,559	$78,999	$53,161	$72,835	$223,636	$204,995
Less: Tax benefit on stock option exercises	428	(12,180)	—	—	—	—	—	—	—	—	—
Less: Capital expenditures	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(15,602)	(10,601)	(38,368)	(47,815)
Free cash flow	$59,528	$33,786	$72,642	$46,601	$66,025	$27,321	$57,387	$37,559	$62,234	$185,268	$157,180

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

(2) - The Company adopted SFAS 123R on January 1, 2006 using the modified prospective method. The Company did not restate 2005 periods as a result of the adoption.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007
ASSETS
Current assets:
Cash and cash equivalents	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680	$89,742	$90,539	$117,215
Available-for-sale securities	—	123,747	221,019	422,972	506,285	537,893	591,262	630,914	511,746
Accounts receivable, net	184,101	258,848	259,086	278,870	324,507	444,747	417,329	419,033	401,994
Prepaid and other	45,852	54,651	58,242	63,565	77,937	82,488	89,650	100,233	101,950
Current assets of discontinued operations	144,994	139,216	129,844	90,864	—	—	—	—	—
Total current assets	688,656	773,059	834,226	903,330	971,517	1,123,808	1,187,983	1,240,719	1,132,905

Property and equipment, net	72,279	80,977	83,302	89,243	94,150	102,402	115,729	122,077	121,795
Goodwill	429,835	521,717	531,497	567,677	570,272	589,041	590,553	595,850	614,437
Intangibles, net	50,312	55,602	53,509	54,569	53,067	51,695	50,262	48,781	48,272
Investment in unconsolidated affiliates	48,935	46,758	65,480	63,196	61,142	59,625	57,748	54,782	51,708
Other assets	26,280	29,755	30,363	46,018	49,156	43,232	55,540	48,360	52,513
Long-term assets of discontinued operations	172,938	170,847	171,191	139,266	—	—	—	—	—
Total assets	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569	$2,021,630

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$244,952	$249,464	$255,812	$288,031	$350,250	$358,850	$279,032	$278,553	$298,023
Deferred revenue	246,763	327,429	343,329	349,034	346,706	444,145	449,836	452,196	434,682
Current portion of long-term debt	29,903	31,378	21,789	18,635	18,507	23,249	7,074	1,660	1,684
Current liabilities of discontinued operations	106,010	97,674	88,855	46,028	—	—	—	—	—
Total current liabilities	627,628	705,945	709,785	701,728	715,463	826,244	735,942	732,409	734,389

Long-term debt, less current portion	14,805	15,678	3,093	2,185	2,152	415	395	312	261
Long-term income taxes payable	—	—	—	—	—	—	84,480	89,910	94,418
Other liabilities	8,934	23,615	30,481	34,812	34,454	33,459	39,496	30,169	29,799
Long-term liabilities of discontinued operations	155	137	—	—	—	—	—	—	—
Total liabilities	651,522	745,375	743,359	738,725	752,069	860,118	860,313	852,800	858,867

Common stock and class B common stock	124	127	129	131	131	131	131	131	132
Additional paid-in capital	1,485,236	1,548,936	1,592,077	1,629,378	1,632,246	1,636,023	1,687,407	1,713,670	1,562,645
Accumulated other comprehensive income	39,740	35,515	42,979	64,424	68,034	87,632	87,708	93,096	115,813
Retained deficit	(687,387)	(651,238)	(608,976)	(569,359)	(653,176)	(614,101)	(577,744)	(549,128)	(515,827)
Total stockholders’ equity	837,713	933,340	1,026,209	1,124,574	1,047,235	1,109,685	1,197,502	1,257,769	1,162,763

Total liabilities and stockholders’ equity	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569	$2,021,630

Selected Financial Ratios(2)
• Annualized return on equity	12.9%	16.3%	17.3%	14.7%	-30.9%	14.5%	13.7%	9.3%	11.0%
• Book value per share	$6.77	$7.44	$8.01	$8.75	$8.15	$8.63	$9.19	$9.60	$9.19
• Cash and marketable securities per share	$2.54	$2.55	$3.02	$3.66	$4.43	$4.64	$5.23	$5.51	$4.97

(2) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment Information and Margin Analysis - Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	9M 2006	9M 2007

Segment OIBDA(1):
Monster Careers - North America	$50,984	$49,974	$58,652	$61,337	$62,114	$64,984	$71,150	$60,845	$57,522	$182,103	$189,517
Monster Careers - International	92	3,580	4,724	7,064	8,248	13,001	12,594	17,362	12,896	20,036	42,852
Monster Careers OIBDA (1)	$51,076	$53,554	$63,376	$68,401	$70,362	$77,985	$83,744	$78,207	$70,418	$202,139	$232,369

Internet Advertising & Fees OIBDA(1)	9,557	11,915	11,608	14,235	13,504	12,849	6,439	7,750	5,111	39,347	19,300

Total Monster OIBDA(1)	$60,633	$65,469	$74,984	$82,636	$83,866	$90,834	$90,183	$85,957	$75,529	$241,486	$251,669

Corporate expenses before D&A(1)	$(10,524)	$(12,514)	$(10,244)	$(8,790)	$(12,008)	$(20,815)	$(17,645)	$(14,923)	$(9,917)	$(31,042)	$(42,485)

ProForma operating income(1):
Monster Careers - North America	$46,735	$45,769	$54,559	$55,597	$57,193	$59,853	$65,878	$55,029	$59,430	$167,349	$180,337
Monster Careers - International	(2,367)	285	765	2,003	4,997	9,658	7,961	12,055	$13,589	7,765	33,605
Monster Careers ProForma operating income(1)	$44,368	$46,054	$55,324	$57,600	$62,190	$69,511	$73,839	$67,084	$73,019	$175,114	$213,942

Internet Advertising & Fees ProForma operating income(1)	8,407	10,656	9,486	12,563	11,843	11,170	4,304	5,211	4,419	33,892	13,934

Total Monster ProForma income(1)	$52,775	$56,710	$64,810	$70,163	$74,033	$80,681	$78,143	$72,295	$77,438	$209,006	$227,876

Corporate ProForma expenses(1)	$(17,953)	$(13,997)	$(11,871)	$(10,270)	$(10,118)	$(9,285)	$(10,121)	$(8,778)	$(8,046)	$(32,259)	$(26,945)

Segment operating income (loss):(1)
Monster Careers - North America	$46,735	$45,769	$54,559	$55,597	$57,193	$59,853	$65,878	$54,579	$51,455	$167,349	$171,912
Monster Careers - International	(2,367)	285	765	2,003	4,997	9,658	7,961	12,055	7,344	7,765	27,360
Monster Careers operating income	$44,368	$46,054	$55,324	$57,600	$62,190	$69,511	$73,839	$66,634	$58,799	$175,114	$199,272

Internet Advertising & Fees operating income	8,407	10,656	9,486	12,563	11,843	11,170	4,304	5,211	2,502	33,892	12,017

Total Monster operating income	$52,775	$56,710	$64,810	$70,163	$74,033	$80,681	$78,143	$71,845	$61,301	$209,006	$211,289

Corporate expenses	$(17,953)	$(13,997)	$(11,871)	$(10,895)	$(14,206)	$(22,851)	$(19,948)	$(29,470)	$(11,289)	$(36,972)	$(60,707)

Margin Analysis:

Monster Careers - North America OIBDA margin	38.0%	36.3%	36.7%	37.7%	37.2%	38.6%	38.7%	34.9%	32.8%	37.2%	35.5%
Monster Careers - North America ProForma operating margin	34.9%	33.2%	34.1%	34.1%	34.3%	35.6%	35.8%	31.5%	33.9%	34.2%	33.8%
Monster Careers - North America operating margin	34.9%	33.2%	34.1%	34.1%	34.3%	35.6%	35.8%	31.3%	29.4%	34.2%	32.2%

Monster Careers - International OIBDA margin	0.2%	6.5%	7.3%	9.5%	10.7%	14.5%	11.9%	14.9%	10.6%	9.3%	12.4%
Monster Careers - International ProForma operating margin	-5.3%	0.5%	1.2%	2.7%	6.5%	10.7%	7.5%	10.3%	11.2%	3.6%	9.7%
Monster Careers - International operating margin	-5.3%	0.5%	1.2%	2.7%	6.5%	10.7%	7.5%	10.3%	6.0%	3.6%	7.9%

Monster Careers OIBDA margin	28.5%	27.8%	28.2%	28.8%	28.8%	30.2%	28.9%	26.8%	23.7%	28.6%	26.4%
Monster Careers ProForma operating margin	24.8%	23.9%	24.6%	24.3%	25.5%	26.9%	25.4%	23.0%	24.6%	24.8%	24.4%
Monster Careers operating margin	24.8%	23.9%	24.6%	24.3%	25.5%	26.9%	25.4%	22.9%	19.8%	24.8%	22.7%

Internet Advertising & Fees OIBDA margin	34.3%	38.6%	35.8%	37.5%	32.5%	31.8%	16.6%	19.5%	12.7%	35.1%	16.2%
Internet Advertising & Fees ProForma operating margin	30.1%	34.6%	29.2%	33.1%	28.5%	27.7%	11.1%	13.1%	11.0%	30.3%	11.7%
Internet Advertising & Fees operating margin	30.1%	34.6%	29.2%	33.1%	28.5%	27.7%	11.1%	13.1%	6.2%	30.3%	10.1%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations

(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	9M 2006	9M 2007

Monster Careers	86.5%	86.2%	87.4%	86.2%	85.5%	86.5%	88.2%	88.0%	88.1%	86.3%	88.1%
Internet Advertising & Fees	13.5%	13.8%	12.6%	13.8%	14.5%	13.5%	11.8%	12.0%	11.9%	13.7%	11.9%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	39.6%	38.3%	34.8%	34.7%	36.3%	37.6%	35.9%	39.0%	37.2%	35.3%	37.3%
Office and general	13.9%	14.0%	14.4%	11.9%	14.7%	16.7%	18.4%	16.0%	17.4%	13.7%	17.3%
Marketing and promotion	22.3%	24.0%	25.6%	26.6%	23.8%	22.2%	23.7%	23.6%	22.6%	25.3%	23.3%
Restructuring and other special charges	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.3%	0.0%	1.1%
Depreciation expense	2.9%	2.8%	2.8%	3.1%	2.6%	2.6%	2.5%	3.0%	3.2%	2.8%	2.9%
Amortization of restricted stock and RSU Plan	0.3%	0.3%	0.8%	1.2%	1.0%	0.8%	1.3%	5.2%	0.9%	1.0%	2.4%
Non-cash stock option expense	3.2%	0.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%
Amortization of intangibles	1.1%	1.3%	1.0%	0.9%	0.6%	0.6%	0.5%	0.5%	0.5%	0.9%	0.5%
Operating expenses	83.2%	80.9%	79.4%	78.5%	79.1%	80.6%	82.3%	87.2%	85.2%	79.0%	84.9%

Operating income	16.8%	19.1%	20.6%	21.5%	20.9%	19.4%	17.7%	12.8%	14.8%	21.0%	15.1%
Interest and other, net	0.3%	1.7%	1.2%	1.4%	1.8%	2.1%	1.6%	2.1%	1.9%	1.5%	1.9%
Income from cont. operations, pre-tax	17.2%	20.8%	21.8%	23.0%	22.7%	21.5%	19.3%	14.9%	16.7%	22.5%	17.0%

Income taxes	6.3%	7.2%	7.9%	8.0%	7.9%	7.5%	6.8%	5.3%	5.9%	8.0%	6.0%
Losses in equity interests, net	-0.3%	-1.0%	-0.5%	-0.8%	-0.7%	-0.5%	-0.4%	-0.9%	-0.9%	-0.7%	-0.7%
Income from continuing operations	10.6%	12.6%	13.4%	14.1%	14.0%	13.5%	12.1%	8.7%	9.9%	13.9%	10.2%

Income (loss) from disc. operations, net of tax	2.0%	3.5%	3.1%	0.3%	-43.3%	-0.4%	-0.1%	-0.1%	0.0%	-14.1%	0.0%

Net income	12.6%	16.2%	16.4%	14.4%	-29.3%	13.1%	12.0%	8.6%	9.9%	-0.2%	10.2%

Monster Worldwide, Inc.

Statements of Operations - Reconciliation of Non-GAAP Measures

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	9M 2006	9M 2007

OIBDA (1)	50,109	52,955	64,740	73,846	71,858	70,019	72,538	71,034	65,612	210,444	209,184

Depreciation expense	5,967	6,292	7,097	8,586	7,323	7,895	8,285	9,827	10,886	23,006	28,998
Amortization of restricted stock and RSU Plan	540	693	2,029	3,423	2,943	2,424	4,176	17,069	2,871	8,395	24,116
Non-cash stock option expense	6,601	425	—	—	—	—	186	47	104	—	337
Amortization of intangibles	2,179	2,832	2,675	2,569	1,765	1,870	1,696	1,716	1,739	7,009	5,151

Operating income	34,822	42,713	52,939	59,268	59,827	57,830	58,195	42,375	50,012	172,034	150,582

ProForma operating income (1)	34,822	42,713	52,939	59,893	63,915	71,396	68,022	63,517	69,392	176,747	200,931

Executive Commitments	—	—	—	—	—	—	—	15,811	—	—	15,811
Stock option investigation	—	—	—	625	4,088	13,566	9,827	5,331	2,571	4,713	17,729
Security breach	—	—	—	—	—	—	—	—	5,654	—	5,654
Realignment program	—	—	—	—	—	—	—	—	11,155	—	11,155

Operating income	34,822	42,713	52,939	59,268	59,827	57,830	58,195	42,375	50,012	172,034	150,582

(1) - See notes to financial supplement for further explanation of non-GAAP measures.